UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 19, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Investment Agreement Amendment
On September 19, 2018, Roadrunner Transportation Systems, Inc. (the “Company”) entered into Amendment No. 2 to Investment Agreement (the “Investment Agreement Amendment”), by and among the Company and Elliott Associates, L.P. and Brockdale Investments LP (collectively, the “Purchasers”), pursuant to which the Company and the Purchasers agreed to further extend the termination date under that certain Investment Agreement, dated as of March 1, 2018 (as amended on August 3, 2018, the “Investment Agreement”), by and among the Company and the Purchasers, from November 30, 2018 to January 1, 2019. As a result, pursuant to the Investment Agreement, as amended by the Investment Agreement Amendment, the Company may issue and sell to the Purchasers, and the Purchasers may purchase from the Company, on the terms and subject to the conditions set forth in the Investment Agreement (as amended), from time to time until January 1, 2019, the remaining 19,022 shares of the Company’s Series E-1 Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series E-1 Preferred Stock”), at a purchase price of $920 per share.
The foregoing description of the Investment Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investment Agreement Amendment, which is attached hereto as Exhibit 10.35(B).
ABL Facility Amendment
As described in Item 2.03 below, on September 19, 2018, the Company entered into a Fifth Amendment and Waiver to Credit Agreement with BMO Harris Bank, N.A. and certain other lenders. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 19, 2018, the Company and certain of its subsidiaries entered into a Fifth Amendment and Waiver to Credit Agreement (the “ABL Facility Amendment”) with BMO Harris Bank, N.A., as Administrative Agent and a Lender, JPMorgan Chase Bank N.A., as a Lender, and Wells Fargo Bank, N.A., as a Lender, with respect to the Company’s Credit Agreement, dated July 21, 2017, as previously amended on December 15, 2017, January 30, 2018, March 14, 2018, and August 3, 2018. Pursuant to the ABL Facility Amendment, the Lenders waived: (i) an Event of Default that arose under Section 9.01(b) of the Credit Agreement due to (a) a Fixed Charge Trigger Period commencing as of September 6, 2018, and (b) the Consolidated Fixed Charge Coverage Ratio, determined on a Pro Forma Basis as of July 31, 2018, which is the last day of the Measurement Period most recently ended prior to September 6th and 7th of 2018, being less than 1.00 to 1.00; and (ii) the Dominion Trigger Period and the Reporting Trigger Period for the period commencing on September 6, 2018 and ending on September 19, 2018. Pursuant to the ABL Facility Amendment, the Credit Agreement was further amended to, among other things: (i) extend the time period during which the Company is permitted to purchase Series E-1 Preferred Stock under the Investment Agreement (as amended) from November 30, 2018 to December 31, 2018; and (ii) amend the definitions of Dominion Trigger Period and Reporting Trigger Period to confirm that a Dominion Trigger Period and a Reporting Trigger Period have each commenced on September 19, 2018 and will continue until (a) the date that during the previous thirty (30) consecutive days, (1) no Event of Default has existed, and (2) Adjusted Excess Availability has been equal to or greater than the greater of (x) ten percent (10%) of the Maximum Borrowing Amount at such time and (y) $ 17,500,000, and (b) the Company has received net cash proceeds from the issuance of Equity Interests (other than Disqualified Equity Interest) of at least $30,000,000.
The foregoing description of the terms of the ABL Facility Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ABL Facility Amendment, which is attached hereto as Exhibit 10.33(E).

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K under the heading Investment Agreement Amendment is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 19, 2018, we issued a press release announcing our plans for a rights offering to existing holders of our common stock. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is hereby incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.33(E)
Fifth Amendment and Waiver to Credit Agreement, dated September 19, 2018, among Roadrunner Transportation Systems, Inc., BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto

10.35(B)	Amendment No. 2 to Investment Agreement an, dated as of September 19, 2018, by and among Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP
99.1	Press Release dated September 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: September 20, 2018	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.33(E)
Fifth Amendment and Waiver to Credit Agreement, dated September 19, 2018, among Roadrunner Transportation Systems, Inc., BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto

10.35(B)	Amendment No. 2 to Investment Agreement an, dated as of September 19, 2018, by and among Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP
99.1	Press Release dated September 19, 2018